UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 24, 2006
MACQUARIE INFRASTRUCTURE COMPANY TRUST
(Exact name of registrant as specified in its charter)

Delaware	001-32385	20-6196808

(State or other jurisdiction of	Commission File	(IRS Employer
incorporation)	Number	Identification No.)

MACQUARIE INFRASTRUCTURE COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503

(State or other jurisdiction	Commission File	(IRS Employer
of incorporation)	Number	Identification No.)

125 West 55th Street,
New York, New York	10019

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 231-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On October 24, 2006, Macquarie Infrastructure Company Trust (the “Trust”) and Macquarie Infrastructure Company LLC (the “Company,” and together with the Trust, the “Registrants”) entered into a Purchase Agreement, dated October 24, 2006 (the “Purchase Agreement”), among the Registrants and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the underwriters named in the Purchase Agreement (the “Underwriters”), whereby the Registrants agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, 9,000,000 shares of trust stock, each share representing one beneficial interest in the Trust (the “Shares”) under the Registrants’ existing shelf registration statement (Registration Nos. 333-138010 and 333-138010-01). Additionally, the Purchase Agreement grants the Underwriters an option to purchase up to 1,350,000 additional shares of trust stock solely to cover overallotments. The Purchase Agreement contains customary representations, warranties and agreements of the Trust and the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the Purchase Agreement is attached hereto as Exhibit 1.1. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement.
Item 8.01 Other Events.
On October 30, 2006, the Registrants completed the offering of the Shares under their existing shelf registration statement described above, which generated approximately $252.8 million in net proceeds to the Registrants. The Registrants plan to use the proceeds of the offering to repay borrowings under the acquisition credit facility of Macquarie Infrastructure Company Inc., incurred to finance certain acquisitions, and any remaining amounts for general corporate purposes.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

1.1	Purchase Agreement, dated October 24, 2006, among Macquarie Infrastructure Company LLC, Macquarie Infrastructure Company Trust, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY TRUST

Date: October 30, 2006	By:	/s/ Peter Stokes
Name: Peter Stokes
Title: Regular Trustee

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC

Date: October 30, 2006	By:	/s/ Peter Stokes
Name: Peter Stokes
Title: Chief Executive Officer